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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):      November 30, 2004

                              Island Pacific, Inc.
                     (formerly known as SVI Solutions, Inc.)
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             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

         0-23049                                          33-0896617
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(Commission File Number)                       (IRS Employer Identification No.)


19800 MacArthur Boulevard, Suite 1200, Irvine, California              92612
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(Address of Principal Executive Offices)                            (Zip Code)

                                 (949) 476-2212
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              (Registrant's telephone number, including area code)

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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On November 30, 2004, Island Pacific, Inc. (the "Company") and Midsummer Investment Ltd. ("Midsummer") entered into Amendment No. 2 to the 9% Convertible Debenture, Due May 15, 2006, Issued to Midsummer and Waiver ("Amendment No. 2"). Pursuant to Amendment No. 2, the terms of Midsummer's 9% Convertible Debenture issued on March 15, 2004 (the "Debenture") were amended as follows: (i) the conversion price for the Debenture and the exercise price for the Series A Warrant issued on March 15, 2004 were reduced to $0.37 per share, and (ii) until the shares underlying the Debenture and related warrants are registered, the Company may make monthly redemption and interest payments in shares of restricted stock valued at 80% of the volume weighted average price for the 20 days prior to either the interest payment date or the date the shares are issued, whichever is lower. In addition, we issued Midsummer an additional warrant to purchase 200,000 shares of our common stock with an exercise price of $0.41 and expiration date of November 30, 2009 (the Additional Warrant").

As consideration for Amendment No. 2 and the issuance of the Additional Warrant,
Midsummer: (i) waived the outstanding accrued and unpaid liquidated damages of approximately $75,000 and all liquidated damages that may accrue through January 31, 2005, pursuant to the Registration Rights Agreement between Midsummer and the Company dated March 15, 2004 and entered in connection with the issuance of the Debenture and warrants, resulting from the Company's failure to have a registration statement covering the underlying shares declared effective, (ii) agreed to extend the date by which the Company is required to have a registration statement covering the underlying shares declared effective to January 31, 2005, and (iii) waived any and all rights and remedies with respect to the potential events of default under the Debenture resulting from the Company's failure to have a registration statement declared effective by November 15, 2004 and the Company's failure to secure shareholder approval, as required pursuant to the Debenture, for the issuance of the Debenture and related warrants prior to entering the Amended and Restated Secured Convertible Term Note with Laurus Master Fund, Ltd. on October 29, 2004, which triggered a reset to the Debenture conversion price.

EXHIBIT INDEX

Exhibit No.       Description
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4.1               Amendment No. 2 to the 9% Convertible Debenture, Due May 15,
                  2006, Issued to Midsummer Investment Ltd. and Waiver dated
                  November 30, 2004 between Island Pacific, Inc. and Midsummer
                  Investment Ltd., incorporated by reference to exhibit 4.10 to the Company's Form S-3 filed on December 1, 2004.

4.2 Common Stock Purchase Warrant dated November 30, 2004 issued by Island Pacific, Inc., incorporated by reference to exhibit
                  4.11 to the Company's Form S-3 filed on December 1, 2004.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                                Island Pacific, Inc.

Date:  December 2, 2004                         By:  /s/ Ran Furman
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                                                Name:  Ran Furman
                                                Title:   Chief Financial Officer